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                                                                   Exhibit 10.32

                       AMENDMENT TO SLDI LICENSE AGREEMENT

         The License Agreement among Optical Analytic, Inc. ("OAI"), The Ohio State Research Foundation ("OSRF") and The Ohio State University ("OSU") dated August 26, 1991, as amended to date ( the "License"), is hereby further amended to delete U.S. Patent No. 4,601,537, titled "APPARATUS AND METHOD FOR FORMING IMAGES AND FOR OPTICAL DEMULTIPLEXING" (the "'537 Patent"), from Schedule A to the License, and thereby from the definition of "Licensed Patent" in Section 1.1 of the License, so that the '537 Patent is no longer licensed to OAI under the License.

         All other provisions of the License shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of August 27, 1996.

OPTICAL ANALYTIC, INC.

By:      /s/ L. David Tomei
     -----------------------------------
         L. David Tomei, President

THE OHIO STATE UNIVERSITY

By:      /s/ Janet G. Pichette
     -----------------------------------
Its:     Vice President for Business & Admin.

THE OHIO STATE UNIVERSITY RESEARCH FOUNDATION

By:      /s/ Paul G. Lafayatis
     -----------------------------------
Its:     Director, Technology Transfer